UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2025

Quantumsphere Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42787	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 304 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	QUMSU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	QUMS	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	QUMSR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 3, 2025, Quantumsphere Acquisition Corporation, a Cayman Islands exempted company (the “Parent” or “SPAC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Omnivate Global Ltd., a Cayman Islands exempted company (“HoldCo”), SACH Pte. Ltd., a Singapore exempted company (“Company”), QUMS Pubco Ltd., a Cayman Islands exempted company and wholly-owned subsidiary of Parent (“Purchaser”), and SACH Merge Sub Ltd., a Cayman Islands exempted company and wholly-owned subsidiary of Purchaser (“Merger Sub”).

The Mergers

On the terms and subject to the conditions of the Merger Agreement, Quantumsphere will merge with and into Pubco, with Pubco surviving as the publicly listed company (the “SPAC Merger”). Immediately prior to the Acquisition Merger, HoldCo will become the direct parent of the Company. Immediately thereafter, Merger Sub will merge with and into HoldCo, with HoldCo surviving as a wholly-owned subsidiary of Pubco (the “Acquisition Merger”). The SPAC Merger, the Acquisition Merger and the other transactions contemplated by the Merger Agreement are collectively referred to as the “Business Combination,” and as a result of the Business Combination, Pubco will continue as a Cayman Islands exempted company, with HoldCo and the Company as its wholly-owned subsidiaries, and Pubco’s ordinary shares are expected to remain listed on the Nasdaq Stock Market LLC (“Nasdaq”).

Immediately prior to the SPAC Merger, every issued and outstanding unit issued by Quantumsphere in a private placement at the time of the consummation of Quantumsphere’s initial public offering (the “IPO”) consisting of (i) one Quantumsphere ordinary share, par value $0.0001 per share (“SPAC Ordinary Share”) and (ii) one right, entitling the holder thereof to one-seventh of one Pubco ordinary share (the “SPAC Right”), will be automatically separated and the holder thereof will be deemed to hold one SPAC Ordinary Share and one SPAC Right, and each holder of SPAC Rights shall be deemed to hold one-seventh of one Pubco Ordinary Share for each right so held. Each SPAC Ordinary Share, subject to the terms and conditions of the Merger Agreement, will be automatically cancelled and converted into the right to receive one Pubco Ordinary Share.

Each SPAC Ordinary Share issued and outstanding immediately prior to the SPAC Merger with respect to which a public shareholder has validly exercised its redemption rights will not be converted into and become a Pubco Ordinary Share, and shall at the SPAC Merger be converted into the right to receive from Quantumsphere, in cash, an amount per share calculated in accordance with such shareholder’s redemption rights. Following such redemption, all redeemed shares will no longer be outstanding and will automatically be cancelled, retired, and will cease to exist.

Following the SPAC Merger, Pubco will assume each Quantumsphere warrant remaining outstanding and unexpired (each, a “SPAC Warrant”), and each such SPAC Warrant will become a warrant of Pubco to purchase Pubco Ordinary Shares on the same terms and conditions as set forth in the applicable warrant agreement.

Following the time of the Mergers (the “Closing”) of the Business Combination, the combined company will be organized in a structure such that Pubco will continue as a Cayman Islands exempted company, with HoldCo surviving the Acquisition Merger as a wholly-owned subsidiary of Pubco, and the business and operations of the combined company will be conducted through HoldCo and its wholly-owned subsidiary, the Company.

Consideration

As consideration for the Acquisition Merger, the holders of HoldCo shares immediately prior to the Acquisition Merger will be entitled to receive from Pubco, in the aggregate, 30,000,000 Pubco Ordinary Shares (the “Merger Consideration”). The Merger Consideration represents a number of Pubco Ordinary Shares with an aggregate value equal to US$300,000,000, based upon a per share value of US$10.00, subject to adjustments as provided in the Merger Agreement.

Registration Statement and Shareholder Approval

Pubco will prepare and file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, which will include a proxy statement/prospectus in connection with the solicitation of proxies from Quantumsphere’s shareholders to approve the Merger Agreement and the transactions contemplated thereby (the “Extraordinary Meeting”). The approval of the Merger Agreement, the Business Combination and certain other related proposals requires the affirmative vote of the holders of a majority of the outstanding Quantumsphere Ordinary Shares entitled to vote thereon at the Extraordinary Meeting, in accordance with Quantumsphere’s governing documents, applicable Cayman Islands law and the applicable listing rules of Nasdaq.

Representations and Warranties; Covenants

The parties have made customary representations, warranties and covenants in the Merger Agreement, including, among other things, covenants with respect to the conduct of the business of Quantumsphere, Pubco, HoldCo and the Company prior to the Closing. The representations and warranties of the parties will not survive the Closing.

Closing Conditions

The Closing of the Business Combination is subject to certain customary conditions of the respective parties, including, among other things, that: (a) the approval of Quantumsphere’s shareholders and the requisite approval of the HoldCo shareholders shall have been obtained; (b) there shall have been no HoldCo Material Adverse Effect or SPAC Material Adverse Effect (each as defined in the Merger Agreement) since the date of the Merger Agreement; (c) no governmental authority shall have enacted, issued, promulgated, enforced or entered any law or order that is then in effect and has the effect of making the consummation of the transactions contemplated by the Merger Agreement illegal or otherwise restraining, enjoining or prohibiting consummation of the transactions; (d) after giving effect to redemptions, Pubco will have net tangible assets of at least $5,000,001; (e) Pubco’s initial listing application in connection with the Business Combination shall have been approved by Nasdaq so that immediately following the Closing, Pubco satisfies all applicable initial listing requirements of Nasdaq; and (f) each of the parties to the Ancillary Agreements (as defined in the Merger Agreement) shall have delivered, or caused to be delivered, duly executed copies of such agreements.

Termination

The Merger Agreement may be terminated under certain circumstances, including, among others: (a) by mutual written consent of Quantumsphere and HoldCo; (b) by either Quantumsphere or HoldCo if the Closing of the Business Combination has not occurred on or before June 30, 2026; (c) by either Quantumsphere or HoldCo if any governmental authority shall have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and non-appealable and has the effect of making consummation of the transactions contemplated by the Merger Agreement illegal or otherwise preventing or prohibiting such consummation; (d) by HoldCo if its shareholders fail to provide the requisite approval; (e) by either Quantumsphere or HoldCo if the Extraordinary Meeting of Quantumsphere shareholders is held (including any adjournment or postponement thereof) and the required approval of Quantumsphere’s shareholders is not obtained; (f) by HoldCo upon a breach of any representation, warranty, covenant or agreement on the part of Quantumsphere set forth in the Merger Agreement, or if any representation or warranty of Quantumsphere shall have become untrue, subject to cure rights within the period set forth in the Merger Agreement; (g) by Quantumsphere upon a breach of any representation, warranty, covenant or agreement on the part of HoldCo or the Company set forth in the Merger Agreement, or if any representation or warranty of HoldCo or the Company shall have become untrue, subject to cure rights within the period set forth in the Merger Agreement; or (h) by either Quantumsphere or HoldCo if there has been a Material Adverse Effect on the other party, taken as a whole, that remains uncured for at least the period specified in the Merger Agreement after notice thereof.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Agreements Executed at the Signing of the Merger Agreement

Related Agreements

In connection with the execution of the Merger Agreement: (i) Whiteowl Holdings LLC, the sponsor of Quantumsphere, entered into a Sponsor Support Agreement pursuant to which it agreed to, among other things, vote its shares of Quantumsphere in favor of the transaction and take certain other actions in support of the Business Combination (the “Sponsor Support Agreement”); (ii) certain shareholders of HoldCo and the Company entered into support commitments to vote in favor of the transaction and take certain other actions in support of the Business Combination (the “Company Shareholder Support Agreement”); (iii) Pubco, the Sponsor, certain HoldCo shareholders and other key holders entered into Lock-Up Agreements restricting the transfer of certain Pubco ordinary shares for specified periods following the Closing (the “Lock-Up Agreements”); and (iv) Pubco, the Sponsor and certain investors entered into a Registration Rights Agreement providing such investors with customary demand and piggy-back registration rights with respect to Pubco ordinary shares received in the Business Combination (the “Registration Rights Agreement”).

The foregoing descriptions of the Sponsor Support Agreement, the Company Shareholder Support Agreement, the Lock-Up Agreements, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Sponsor Support Agreement, the Company Shareholder Support Agreement, the Lock-Up Agreements, and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 3, 2025, the parties issued a press release (the “Press Release”) announcing the execution of the Merger Agreement and the transactions contemplated thereby. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liability under that section, and shall not be deemed to be incorporated by reference into any filing of Quantumsphere under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

IMPORTANT NOTICES

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends that are not statements of historical matters. These forward-looking statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on current expectations of the respective management of Quantumsphere, Pubco and Holdco and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Quantumsphere, Pubco and HoldCo. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be instituted in connection with the Transactions, delays in obtaining or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Transactions, the risk that the Transactions disrupt current plans and operations, the inability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of the surviving company to grow and manage growth profitably with customers and suppliers and retain key employees, costs related to the Transactions, the risk that the Transactions do not close, changes in applicable laws or regulations, the possibility that Quantumsphere may be adversely affected by other economic, business, and/or competitive factors, economic uncertainty caused by the impacts from the conflict in Russia and Ukraine and rising levels of inflation and interest rates, the risk that the approval of HoldCo’s shareholders of the Merger Agreement is not obtained, the risk that the approval of the shareholders of Quantumsphere of the Merger Agreement is not obtained, the amount of redemption requests made by Quantumsphere’s shareholders and the amount of funds remaining in Quantumsphere’s trust account after the satisfaction of such requests, the Parties ability to satisfy the conditions to closing of the Transactions, the risks discussed in HoldCo’s public reports (if any) filed with the U.S. Securities and Exchange Commission (the “SEC”), and the risks discussed in Quantumsphere’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as preliminary and definitive proxy statements/prospectuses that Pubco and Quantumsphere intend to file with the SEC in connection with the Merger Agreement. If any of these risks materialize or the Parties assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Quantumsphere nor HoldCo presently know or that the Parties believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Parties expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Parties anticipate that subsequent events and developments may cause their assessments to change. The Parties specifically disclaim any obligation to update or revise any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Parties assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Shareholders

This communication is being made in respect of the proposed transaction involving Quantumsphere, Pubco, HoldCo and the Company. In connection with the transaction, Pubco intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus. Investors and shareholders are urged to read the registration statement and proxy statement/prospectus and all other relevant documents filed or to be filed with the SEC carefully and in their entirety when they become available, as they will contain important information about the proposed transaction. Copies of the registration statement, proxy statement/prospectus, and other documents filed with the SEC will be available free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated October 3, 2025
10.1	Sponsor Support Agreement, dated October 3, 2025
10.2	Company Shareholder Support Agreement, dated October 3, 2025
10.3	Form of Lock-up Agreement
10.4	Registration Rights Agreement, dated October 3, 2025
99.1	Press Release, dated October 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantumsphere Acquisition Corporation

Date: October 3, 2025	By:	/s/ Ping Zhang
	Name:	Ping Zhang
	Title:	Chief Executive Officer